Exhibit 10.25

BACKSTOP COMMITMENT AGREEMENT

BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of February 22, 2018, by and among Adial Pharmaceuticals, Inc., a company organized under the laws of the state of Delaware, (the “Company”) and MVA 151 Investors LLC, a Virginia limited liability company, (the “Backstop Investor”; and together with the Company, the “Parties” and each a “Party”).

RECITALS

WHEREAS, the Company is currently raising bridge financing in the amount up to $550,000 (the “Bridge Financing”) whereby investors (each an “Investor” and collectively, the “Investors”) will be issued: (i) upon funding of the bridge financing a note in the principal amount of their cash investment (a “Bridge Note”): (ii) upon consummation of the next financing of $2,000,000 or more (a “Qualified Financing”) a warrant exercisable for a number of shares of common stock equal to 400% of the Investor’s cash investment divided by the per share price of the common stock issued (or other security issuable if the next Qualified Financing is not a common stock financing) in the Company’s next Qualified Financing (a “Bridge Warrant”); and (iii) upon consummation of the next Qualified Financing such number of shares of the Company’s common stock as shall equal 400% of the Investor’s cash investment divided by the per share price of the common stock issued (or other security issuable if the next Qualified Financing is not a common stock financing) in the Company’s next Qualified Financing (“Bridge Shares”);

WHEREAS, in order to facilitate the Bridge Financing, the Backstop Investor has agreed to invest in the Bridge Financing by 5:00 p.m. EST on March 1, 2018 (the “Effective Time”), the difference between $400,000 and the amount of funds that the Company has received from investors in the Bridge Financing at such time (the “Backstop Commitment”) with it agreed between the Parties that such Backstop Commitment creates a total potential liability for the Backstop Investor equal to the $400,000 less any amounts invested by investors other than the Backstop Investor prior to noon on February 22, 2018 but not including any funds invested as a result of the payment or settlement of any of the promissory notes issued by the Company on November 21, 2017, which amount is hereby agreed by the Parties to be $242,000 (the “Backstop Amount”); and

WHEREAS, in consideration of the Backstop Investor’s agreement to make the investment in the foregoing recital, the Company agrees to issue to the Backstop Investor, in addition to the Bridge Note, Bridge Warrant and Bridge Shares to be received by the Backstop Investor in the Bridge Financing or as a result of the Bridge Financing (i) upon consummation of the next Qualified Financing a warrant exercisable for a number of shares of common stock equal to 150% of the Backstop Amount divided by the per share price of the common stock issued (or other security issuable if the next Qualified Financing is not a common stock financing) in the Company’s next Qualified Financing under terms substantially similar to the Bridge Warrant (the “Backstop Warrant”); and (ii) upon consummation of the next Qualified Financing such number of shares of the Company’s common stock as shall equal 50% of the Backstop Amount divided by the per share price of the common stock issued (or other security issuable if the next Qualified Financing is not a common stock financing) in the Company’s next Qualified Financing under terms substantially similar to the Bridge Shares (the “Backstop Shares”).

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NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  BRIDGE FINANCING; BACKSTOP; COMMITMENT FEE.

1.1.  Bridge Financing.

(a) The Company shall commence the Bridge Financing on the date hereof.

(b) The Company hereby agrees and undertakes to give, or to cause to be given, to the Backstop Investor as soon as reasonably practicable written notification via email setting forth the aggregate amount of cash received in the Bridge Financing.

1.2. Backstop. On the terms and subject to the conditions contained herein, the Backstop Investor hereby agrees to invest the Backstop Commitment in the Bridge Financing no later than the Effective Time, and the Company hereby agrees to sell and issue to the Backstop Investor, a Bridge Note in the amount of the Backstop Commitment and, upon consummation of a Qualified Financing, a Bridge Warrant and the Bridge Shares under the terms of the Bridge Financing.

1.3. Backstop Fee. In consideration of the Backstop Commitment and after receipt of the Backstop Commitment funds, the Company agrees to issue to the Backstop Investor upon a Qualified Financing, in addition to the Bridge Note, Bridge Warrant and Bridge Shares to be received by the Backstop Investor in the Bridge Financing or as a result of the Bridge Financing, (i) the Backstop Warrant, and (ii) the Backstop Shares.

2. LOCK UP AGREEMENT.

2.1 Lock-up Agreement. Backstop Investor hereby agrees not to sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any securities (or other securities) of the Company held by Backstop Investor during the 180-day period following the effective date of the registration statement for the Company’s initial public offering (including, without limitation, to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241 or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (the “Lock-Up Period”); provided, that substantially all officers, directors and 5% holders, of the Company’s voting securities are bound by the same or a substantially similar requirement during the Lock-Up Period. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend as substantially set forth below with respect to the shares of Common Stock subject to the foregoing restriction until the end of such 180-day period. To effect the above, Backstop Investor agrees to execute a market stand-off agreement with the underwriters in the offering in customary form consistent with the provisions of this Section 2.

3. BACKSTOP INVESTOR’S REPRESENTATIONS AND WARRANTIES. Backstop Investor represents and warrants to the Company that:

3.1  Investment Purpose. As of the date hereof, the Backstop Investor is purchasing the Backstop Warrant and Backstop Shares (collectively, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

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3.2  Accredited Investor Status. The Backstop Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

3.3  Reliance on Exemptions. The Backstop Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Backstop Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Backstop Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

3.4  Governmental Review. The Backstop Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

3.5  Transfer or Re-sale. The Backstop Investor understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Backstop Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Backstop Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 3.5 and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, and the Backstop Investor shall have delivered to the Company an opinion of counsel as set forth in clause (b) or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Backstop Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

3.6  Legends. The Backstop Investor understands that the Backstop Warrant and Backstop Shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144, the Backstop Warrant and Backstop Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED UNDER SUCH ACT, THE SUBSTANCE OF WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Securities are registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to Rule 144 or Regulation S and a legal opinion to support such assurances. The Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

3.7  Authorization; Enforcement. This Agreement and the other Transaction Documents have each been duly and validly authorized by the Backstop Investor. This Agreement has been duly executed and delivered on behalf of the Backstop Investor, and constitute valid and binding agreements of the Backstop Investor, enforceable against the Investor in accordance with their terms.

3.8  Residency. The Backstop Investor is a resident of the jurisdiction set forth immediately below the Backstop Investor’s name on Exhibit 1 hereto.

4. MISCELLANEOUS.

4.1  Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company, to:	Adial Pharmaceuticals, Inc. 1180 Seminole Trail Charlottesville, Virginia 22901 Attention: William B. Stilley Telephone: (434) 422-9800 Facsimile:
With a copy to:	Gracin & Marlow, LLP The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York 10174 Facsimile No.: (212) 208-4657 Attention: Leslie Marlow, Esq. E-mail: lmarlow@gracinmarlow.com

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If to the Backstop Investor, to the address set forth on the signature page. Each party shall provide notice to the other party of any change in address.

4.2  Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

4.3  Construction. The parties hereto and their respective legal counsel participated in the preparation of this Agreement, and therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

4.4  Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

4.5  Entire Agreement. This Agreement and the agreements and documents referenced herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof.

4.6  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as set forth below, neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other parties.

4.7  No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and, except as expressly set forth in Section 4.6, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

4.8  Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MVA 151 Investors LLC		Adial Pharmaceuticals, Inc.

Signed:	/s/ Kevin Schuyler	Signed:	/s/ William Stilley
	Kevin Schuyler		William Stilley
	Managing Member		CEO

Address:	MVA 151 Investors LLC c/o Kevin Schuyler 2521 Summit Ridge Trail Charlottesville, VA 22911

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